UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 12, 2010

QWEST COMMUNICATIONS INTERNATIONAL INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15577	84-1339282
(Commission File Number)	(IRS Employer Identification No.)

1801 California Street, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 992-1400

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Qwest Communications International Inc. (“Qwest” or “we” or “us” or “our”) held its 2010 annual meeting of stockholders on May 12, 2010.  At the meeting, stockholders present in person or by proxy voted on the matters described below.

1.               Stockholders elected each of the 12 directors named below to our Board of Directors (our “Board”) to hold office until the annual meeting of stockholders in 2011 and until his or her successor is elected and qualified, based on the following votes:

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Charles L. Biggs	1,295,478,763	17,810,239	5,275,472	151,396,643
K. Dane Brooksher	1,295,272,523	17,930,217	5,361,734	151,396,643
Peter S. Hellman	1,288,843,172	24,441,896	5,279,406	151,396,643
R. David Hoover	1,005,929,640	307,186,152	5,448,682	151,396,643
Patrick J. Martin	1,296,279,615	16,831,085	5,453,774	151,396,643
Caroline Matthews	1,296,114,694	16,883,543	5,566,237	151,396,643
Edward A. Mueller	1,260,761,191	52,530,488	5,272,795	151,396,643
Wayne W. Murdy	1,290,370,331	22,710,969	5,483,174	151,396,643
Jan L. Murley	1,263,853,130	49,231,316	5,480,028	151,396,643
Michael J. Roberts	1,288,995,733	24,089,282	5,479,459	151,396,643
James A. Unruh	1,276,839,507	36,236,801	5,488,166	151,396,643
Anthony Welters	1,264,252,482	48,600,524	5,711,468	151,396,643

2.               Stockholders ratified the appointment of KPMG LLP as our independent registered public accounting firm for 2010, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,441,507,829	24,567,555	3,885,733	N/A

3.               Stockholders approved an amendment to our Employee Stock Purchase Plan, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
1,294,401,482	20,268,704	3,894,288	151,396,643

4.               Stockholders rejected a stockholder proposal requesting that our Board adopt a policy limiting the circumstances under which performance shares granted to executives vest and become payable, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
92,385,687	1,201,338,330	24,840,457	151,396,643

5.               Stockholders rejected a stockholder proposal urging our Board to adopt a policy that stockholders have the opportunity at each annual meeting to vote on an advisory resolution proposed by management to approve certain compensation of our executives, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
411,149,644	671,318,390	236,096,440	151,396,643

6.               Stockholders rejected a stockholder proposal requesting that our Board establish a policy of separating the roles of Chairman and Chief Executive Officer whenever possible, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
380,742,456	933,666,082	4,155,936	151,396,643

7.               Stockholders approved a stockholder proposal requesting that our Board amend our bylaws to allow 10% or greater stockholders to call special meetings of stockholders, based on the following votes:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
687,327,876	627,296,987	3,939,611	151,396,643

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QWEST COMMUNICATIONS INTERNATIONAL INC.

DATE:	May 13, 2010	By:	/s/ STEPHEN E. BRILZ
		Name:	Stephen E. Brilz
		Title:	Vice President and Assistant Secretary